UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2015

Monster Beverage Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-18761	39-1679918
(Commission File Number)	(IRS Employer Identification No.)

1 Monster Way

Corona, California 92879

(Address of principal executive offices and zip code)

(951) 739 - 6200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On January 13, 2015, Rodney C. Sacks, Chairman and Chief Executive Officer, and Hilton H. Schlosberg, Vice Chairman, President and Chief Financial Officer, of Monster Beverage Corporation (the “Company”) will host an investor meeting to provide an update on the Company’s business and operations at the Harvard Club of New York.

The Company’s presentation will be open to all interested parties as a live webcast at approximately 4:15 p.m. Eastern Time on the “Events & Presentation” section of the Company’s web site at www.monsterbevcorp.com.  A copy of the slides that will be used in the meeting is furnished as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit 99.1 Presentation slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monster Beverage Corporation

Date: January 13, 2015	/s/ Hilton H. Schlosberg

Hilton H. Schlosberg
Vice Chairman of the Board of Directors,
President and Chief Financial Officer